Principal Funds, Inc.
Supplement dated September 20, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
On or about October 11, 2021, under Principal Investment Strategies, delete the Natural Resources and Timber section and replace with the following:
Natural Resources and Timber. The Fund invests in securities of companies that primarily own, explore, mine, process or otherwise develop natural resources, renewable energy, timber and wood products, or agricultural commodities and products, or that supply goods and services to such companies. These include companies contributing to and/or profiting from, these sectors, especially those active in production, processing and supply chain services. These also include companies that are developing technologies, processes, products and services relating to more efficient use, delivery, storage, management or conversion of natural resources or products derived from natural resources, such as water treatment companies, smart electricity grid companies, companies that focus on creating energy efficiency for industrial processes, and companies focused on renewable energy resources. Natural resources generally include precious metals, such as gold, silver and platinum; ferrous and nonferrous metals, such as iron, aluminum and copper; strategic metals, such as uranium and titanium; hydrocarbons, such as coal, oil and natural gas; timberland; and undeveloped real property.
On or about October 11, 2021, under Principal Risks, in the Industry Concentration Risk, delete the Energy/Natural Resources section and replace with the following:
•Energy/Natural Resources. A fund concentrating in energy/natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation and environmental concerns, rapid product development and/or product obsolescence due to technological advancements and changing consumer demand and societal trends, taxes and other government regulations. In addition, interest rates and general economic conditions may affect the demand for energy/natural resources. For example, events occurring in nature (such as earthquakes or fires in prime energy/natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect overall supply of energy/natural resources and the value of companies involved in energy/natural resources.
On or about October 11, 2021, in the Sub-Advisors section, add Impax Asset Management Limited to the alphabetical list of sub-advisors.

MANAGEMENT OF THE FUNDS
On or about October 11, 2021, under The Sub-Advisors section, add the following to the alphabetical list of sub-advisors:
Sub-Advisor:    Impax Asset Management Limited (“Impax”), 30 Panton Street, 7th Floor, London SW1Y 4AJ, is a registered investment advisor that was founded in 1998. Impax is a London, England-based specialist asset manager focused on investing in the transition to a more sustainable global economy.
Fund:    a portion of Diversified Real Asset (a portion of the natural resources strategy)